Exhibit 10.2

SPAC SHAREHOLDER SUPPORT AGREEMENT

This SPAC Shareholder Support Agreement (this “Agreement”) is made as of March 6, 2026, by and among Goodvision AI Inc., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), Calisa Acquisition Corp, an exempted company incorporated in the Cayman Islands with limited liability (“SPAC”), and the undersigned holders (the “Voting Parties” and each a “Voting Party”) of the issued and outstanding ordinary shares, par value $0.000075 per share, of SPAC (“SPAC Shares”).

WHEREAS, contemporaneously with the execution and delivery of this Agreement, SPAC, Calisa Merger Sub, an exempted company incorporated in the Cayman Islands with limited liability (“Merger Sub”), and the Company have entered into an Business Combination Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement), pursuant to which, among other things, on the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving company in the Merger.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

(a) “Affiliate” means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.

(b) “Applicable Law” means any statute, law (including common law), act, statute, ordinance, treaty, rule, code, regulation, Order or other legally binding directive issued, promulgated or enforced by a Governmental Entity.

(c) “Business Day” means a day, other than a Saturday or Sunday, on which commercial banks in New York, New York are open for the general transaction of business.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) “Family Member” means with respect to any Person, such Person’s spouse, ancestors, descendants (whether by blood, marriage or adoption) and their spouses, brothers and sisters (whether by blood, marriage or adoption), and inter vivos or testamentary trusts of which only such Person and such Person’s spouse, ancestors, descendants (whether by blood, marriage or adoption) and their spouses, and brothers and sisters (whether by blood, marriage or adoption) are beneficiaries.

(f) “Governmental Entity” means (a) any supranational, national, federal, state, local, municipal or other government, or any political subdivision thereof, (b) any governmental or quasi-governmental entity of any nature (including any agency, branch, department, commission, bureau, service, ministry or official and any court or other tribunal) or (c) any body exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or other power of any nature of any of the foregoing, including any arbitral tribunal of competent jurisdiction (public or private).

(g) “Legal Proceeding” means any lawsuit, litigation, action, audit, examination, investigation, claim, complaint, charge, proceeding, suit or arbitration (in each case, whether civil, criminal or administrative and whether public or private) pending by or before or otherwise involving any Governmental Entity.

(h) “Lien” means any claim, attachment, easement, encroachment, right of way, right of first refusal, mortgage, pledge, security interest, encumbrance, lien (including any mechanic’s lien, materialmen’s lien or Tax lien), license or sub-license, charge, or other similar encumbrance or interest or any other restriction of any kind on transfer, use, voting, receipt of income or exercise of other similar right of ownership.

(i) “Lockup Agreement” means a lockup agreement, in the form attached as Exhibit C to the Business Combination Agreement, pursuant to which certain holders of SPAC Shares will agree with SPAC to certain restrictions on the transfer of the Equity Securities of SPAC held by them.

(j) “Order” means any writ, order, judgment, injunction, settlement, decision, determination, award, ruling, subpoena, verdict or decree entered, issued or rendered by any Governmental Entity.

(k) “Permitted Transfer” means a Transfer of Voting Shares by a Voting Party (a) to any Family Member of such Voting Party, (b) to any Affiliate of such Voting Party, (c) to any Affiliate of any Family Member of such Voting Party, (d) to any of such Voting Party’s related investment funds or vehicles controlled or managed by such Voting Party or Affiliate of such Voting Party, and (e) to any other Person with the prior consent of the Company and SPAC.

(l) “Person” means an individual, partnership, corporation, limited liability company, joint stock company, unincorporated organization or association, trust, joint venture or other similar entity, whether or not a legal entity.

(m) “Subsidiary” means, with respect to any Person, any corporation, exempted company, limited liability company, partnership or other legal entity of which (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (b) if an exempted company, limited liability company, partnership, association or other business entity (other than a corporation), a majority of the shares, partnership interests or other similar ownership interests thereof (as applicable) is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof and for this purpose, a Person or Persons own a majority ownership interest in such a business entity (other than a corporation) if such Person or Persons shall be allocated a majority of such business entity’s gains or losses or shall be a, or control any, managing director or general partner possessing a majority of the management rights of such business entity (other than a corporation). The term “Subsidiary” shall include all Subsidiaries of such Subsidiary..

(n) “Transactions” shall mean the transactions contemplated by the Transaction Agreements.

(o) “Transaction Agreements” shall mean the Business Combination Agreement, this Agreement and the other Ancillary Documents.

(p) “Voting Shares” shall mean the SPAC Shares outstanding and beneficially owned (as such term is defined in Rule 13d-3 under the Exchange Act, excluding shares of stock underlying unexercised warrants or rights, but including any shares of stock acquired upon exercise of such warrants or rights, “Beneficially Owned”) by any Voting Party as set forth on such Voting Party’s signature page hereto or hereafter acquired in accordance with Section 8.

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2. Representations and Warranties of the Voting Parties. Each Voting Party on its own behalf hereby represents and warrants to the other parties hereto, severally and not jointly, with respect to such Voting Party and such Voting Party’s ownership of its Voting Shares set forth on Annex A hereto as follows:

(a) Authority. If Voting Party is a legal entity it is duly organized, validly existing and, to the extent such concept is applicable, in good standing under the Applicable Law of the jurisdiction of its organization, and Voting Party has all requisite power and authority to enter into this Agreement, to perform fully Voting Party’s obligations hereunder and to consummate the transactions contemplated hereby. If Voting Party is a natural person, Voting Party has the legal capacity to enter into this Agreement. If Voting Party is a legal entity, this Agreement has been duly authorized by all necessary action, executed and delivered by Voting Party. This Agreement constitutes a valid and binding obligation of Voting Party enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b) No Consent. No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Entity or other Person on the part of Voting Party is required in connection with the execution, delivery and performance of this Agreement. If Voting Party is a natural person, no consent of such Voting Party’s spouse is necessary under any “community property” or other laws for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. If Voting Party is a trust, no consent of any beneficiary is required for the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(c) No Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the Transactions, including the transactions contemplated hereby, nor Voting Party’s compliance with the terms hereof and performance of his, her or its obligations hereunder, will, directly or indirectly (i) violate, conflict with or result in a breach of, any provision of, Voting Party’s organizational documents (as applicable), (ii) violate, conflict with or result in a breach of, or constitute a default (with or without notice or lapse of time or both) under any Applicable Law, any permit, concession, franchise, or license, or any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement or instrument applicable to Voting Party or to Voting Party’s property or assets (including the Voting Shares), , in each case, that would reasonably be expected to prevent or delay the consummation of the Transactions or that would reasonably be expected to prevent or delay the fulfillment by Voting Party of its obligations under this Agreement, or (iii) result in the creation or imposition of any Lien upon the Voting Shares.

(d) Ownership of Shares. Voting Party (i) beneficially owns its Voting Shares free and clear of all Liens, except for any such Lien that may be imposed pursuant to this Agreement, the Business Combination Agreement and the transactions contemplated hereby and thereby (including those contemplated by the Lockup Agreement), any applicable restrictions on transfer under applicable U.S. state or federal securities or “blue sky” law, and (ii) has the sole power (or shared power, provided that such power is shared solely with Persons who are Voting Parties) to vote or caused to be voted its Voting Shares. As of the date hereof, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Voting Party is a party relating to the pledge, acquisition, disposition, transfer or voting of Voting Shares prior to the consummation of the Transactions, and there are no voting trusts or voting agreements with respect to the Voting Shares, except for any such commitment that may be imposed pursuant to this Agreement, the Business Combination Agreement and the transactions contemplated hereby and thereby (including those contemplated by the Lockup Agreement), and any applicable restrictions on transfer under applicable U.S. state or federal securities or “blue sky” law. Other than the securities set forth on Annex A hereto, as of the date hereof, Voting Party does not beneficially own any Voting Shares or any options, warrants or other rights to acquire any additional SPAC Shares or securities exercisable for or convertible into SPAC Shares.

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(e) No Litigation. There is no Legal Proceeding pending against, or, to the knowledge of Voting Party, threatened against, Voting Party that would reasonably be expected to materially impair or materially adversely affect the ability of Voting Party to perform Voting Party’s obligations hereunder, to consummate the Transactions, including the transactions contemplated by this Agreement, or that would reasonably be expected to prevent or delay the consummation of the Transactions.

(f) Sophistication. Voting Party is a sophisticated shareholder and has adequate information concerning the business and financial condition of SPAC and the Company to make an informed decision regarding this Agreement and the Transactions contemplated by the Transaction Agreements and has independently, and based on such information as the Voting Party has deemed appropriate, made its own analysis and decision to enter into this Agreement, without reliance upon SPAC, the Company, any of their Affiliates or any of the respective Representatives of the foregoing. Voting Party acknowledges that SPAC and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Voting Party acknowledges that the agreements contained herein with respect to the Voting Shares beneficially owned by Voting Party are irrevocable.

(g) Business Combination Agreement. Voting Party hereby acknowledges that it has received and reviewed a complete copy of the Business Combination Agreement.

3. Agreement to Vote Shares. Each Voting Party shall, solely in his, her or its capacity as a Voting Party, during the term of this Agreement (i) vote or cause to be voted all Voting Shares that he, she or it beneficially owns, at every meeting of the shareholders of SPAC at which such matters are considered and at every adjournment or postponement thereof, in favor of (or if written consent is solicited in lieu of a meeting of the shareholders of SPAC, give its written consent, with respect to all Voting Shares that he, she or it beneficially owns, to) all proposals necessary to effectuate the Transactions (including the Business Combination Proposal and the other Transaction Proposals), and (ii) vote or cause to be voted all Voting Shares that he, she or it beneficially owns, at every meeting of the shareholders of SPAC at which such matters are considered and at every adjournment or postponement thereof, against (or if written consent is solicited in lieu of a meeting of the shareholders of SPAC, withhold its written consent, with respect to all Voting Shares that he, she or it beneficially owns, to) (A) any proposal or offer from any Person (other than the Company or any of its Affiliates) concerning a SPAC Competing Acquisition or the adoption of any agreement to enter into a SPAC Competing Acquisition; and (B) any action, proposal, transaction or agreement that could reasonably be expected to materially impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Transactions or the fulfillment of SPAC’s obligations under the Business Combination Agreement or change in any manner the voting rights of any class of shares of SPAC (including any amendments to SPAC’s organizational documents other than as contemplated by the Business Combination Agreement).

4. No Voting Trusts or Other Arrangement. Each Voting Party agrees that, during the term of this Agreement, Voting Party will not, and will not permit any entity under Voting Party’s control to, deposit any Voting Shares in a voting trust, grant any proxies with respect to the Voting Shares or subject any of the Voting Shares to any arrangement with respect to the voting of the Voting Shares. Each Voting Party hereby revokes any and all previous proxies and attorneys in fact with respect to the Voting Shares.

5. Transfer and Encumbrance. Each Voting Party agrees that, during the term of this Agreement, Voting Party will not, directly or indirectly, transfer (including by operation of law), sell, offer, exchange, assign, pledge or otherwise dispose of or encumber (“Transfer”) any of his, her or its Voting Shares held as of the date hereof or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of his, her or its Voting Shares or Voting Party’s voting or economic interest therein, except a Permitted Transfer; provided, however, as a precondition to such Permitted Transfer, the transferee shall agree in a writing, reasonably satisfactory in form and substance to SPAC and the Company, to be bound by all of the terms of this Agreement. Any attempted Transfer of Voting Shares or any interest therein in violation of this Section 5 shall be null and void.

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6. Appraisal and Dissenters’ Rights. Each Voting Party hereby (i) waives, and agrees not to assert or perfect, any rights of appraisal or rights to dissent from the Transactions that Voting Party may have by virtue of ownership of the Voting Shares and (ii) agrees not to commence or participate in any claim, derivative or otherwise, against SPAC relating to the negotiation, execution or delivery of this Agreement or the Business Combination Agreement or the consummation of the Transactions, including any claim (A) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or (B) alleging a breach of any fiduciary duty of the board of directors of SPAC in connection with this Agreement, the Business Combination Agreement or the Transactions.

7. Redemption Rights. Each Voting Party agrees not to exercise any right to redeem any Voting Shares beneficially owned as of the date hereof or acquired and held in such capacity subsequent to the date hereof.

8. Acquisition of Additional Shares. In the event that, during the term of this Agreement, (a) any Voting Shares are issued to a Voting Party pursuant to any stock dividend, stock split, recapitalization, reclassification, combination or exchange of Voting Shares or otherwise, (b) a Voting Party purchases or otherwise acquires beneficial ownership of any Voting Shares or (c) a Voting Party acquires the right to vote or share in the voting of any Voting Shares (collectively the “New Securities”), then such New Securities acquired or purchased by such Voting Party shall be subject to the terms of this Agreement to the same extent as if they constituted the Voting Shares owned by such Voting Party as of the date hereof.

9. Termination. This Agreement shall automatically terminate upon the earliest to occur of (i) the effective time of the Merger, (ii) the date on which the Business Combination Agreement is terminated in accordance with its terms, and (iii) the effective date of a written agreement executed and delivered by SPAC, the Company and each Voting Party terminating this Agreement. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, that nothing in this Section 9 shall relieve any party of liability for any willful breach of this Agreement occurring prior to termination.

10. No Agreement as Director or Officer. Each Voting Party is signing this Agreement solely in its capacity as a holder of the SPAC Shares. No Voting Party makes any agreement or understanding in this Agreement in such Voting Party’s capacity (or in the capacity of any Affiliate, partner or employee of Voting Party) as a director or officer of SPAC (if Voting Party holds such office). Nothing in this Agreement will limit or affect any actions or omissions taken by a Voting Party in his, her or its capacity as a director or officer of SPAC, and no actions or omissions taken in any Voting Party’s capacity as a director or officer shall be deemed a breach of this Agreement. Nothing in this Agreement will be construed to prohibit, limit or restrict a Voting Party from exercising his or her fiduciary duties as an officer or director to SPAC or its equityholders. Voting Party shall not be responsible for the actions of SPAC or the board of directors of SPAC (or any committee thereof) or any officers, directors (in their capacity as such), employees and professional advisors of SPAC and each Voting Party makes no representations or warranties with respect to the actions of any of the foregoing.

11. Specific Enforcement. Each of the parties hereto agrees that irreparable harm for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that it does not fully and timely perform its obligations under or in connection with this Agreement (including failing to take such actions as are required of it hereunder) in accordance with its terms. Each of the parties hereto acknowledges and agrees that (i) the other parties will be entitled to an injunction, specific performance or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages and without posting a bond, this being in addition to any other remedy to which such other parties are entitled under this Agreement and (ii) the right to obtain an injunction, specific performance, or other equitable relief is an integral part of this Agreement and without that right, none of the parties would have entered into this Agreement. Each party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity. The parties acknowledge and agree that any party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 11 shall not be required to provide any bond or other security in connection with any such injunction.

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12. Entire Agreement; Nonreliance; Amendments; Waivers. This Agreement, together with the Business Combination Agreement, the Transaction Agreements, and any other documents, instruments and certificates explicitly referred to herein, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto. No party has relied on any representations or commitments other than those explicitly contained in this Agreement and there are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly provided for herein and therein. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or, in the case of a waiver, by the party against whom the waiver is to be effective. No waiver of any provisions hereof by either party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

13. Notices. Any notice, request, demand, claim or other communication required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered personally, delivered by nationally recognized overnight courier service, sent by certified or registered mail, postage prepaid, or sent by electronic mail to the applicable email address specified below. Any such notice, request, demand, claim or other communication will be deemed to have been delivered and given (a) when delivered, if delivered personally, (b) the Business Day after it is deposited with such nationally recognized overnight courier service, if sent for overnight delivery by a nationally recognized overnight courier service, (c) the day of sending, if sent by electronic mail prior to 5:00 p.m. (Eastern time) on any Business Day or the next succeeding Business Day if sent by electronic mail after 5:00 p.m. (Eastern time) on any Business Day or on any day other than a Business Day or (d) five (5) Business Days after the date of mailing, if mailed by certified or registered mail, postage prepaid, in each case, to the following address or, if applicable, email address, or to such other address or email address as such party may subsequently designate to the other parties by notice given hereunder:

If to SPAC to:

Calisa Acquisition Corp

205 W. 37th Street

New York, NY 10018

Attention:	Hongfei Zhang
Email:	hongfei.zhang@calisaspac.com

with copies (which shall not constitute notice) to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, New York 10174

Attention:	Jeffrey M. Gallant
Eric T. Schwartz
Email:	jgallant@graubard.com
eschwartz@graubard.com

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If to the Company to:

Goodvision AI Inc.

4430 Bush Cir

Fremont, CA 94538

Attention:	Davy Wong
Email:	davy@goodvision.tech

with copies (which shall not constitute notice) to:

VCL Law LLP

1945 Old Gallows Road, Suite 260

Vienna, VA 22182

Attention:	Fang Liu
Zixuan Guo
Email:	fliu@vcllegal.com
zguo@vcllegal.com

If to a Voting Party, to the addresses set forth on Annex A.

14. Miscellaneous.

(a) Governing Law. This Agreement, the rights of the parties hereunder and any Legal Proceeding arising out of this Agreement, arising in whole or in part under or in connection herewith, will be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the Applicable Laws of any other jurisdiction.

(b) Jurisdiction. Any Legal Proceeding arising out of this Agreement may be brought in any state or federal court sitting in the County of Manhattan, State of New York, but in no other court. Each of the parties to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the County of Manhattan, State of New York, for the purpose of any Legal Proceeding relating to or arising in whole or in part under or in connection with this Agreement (whether in law or in equity, whether in contract or in tort, by statute or otherwise), (ii) hereby waives to the extent not prohibited by Applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Legal Proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Legal Proceeding brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other Legal Proceeding in any other court other than one of the above-named courts or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such Legal Proceeding other than before one of the above-named courts. Notwithstanding the previous sentence a party may commence any Legal Proceeding in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts.

(c) Service of Process. Each of the parties to this Agreement hereby (i) consents to service of process in any Legal Proceeding among any of the parties hereto relating to or arising in whole or in part under or in connection with this Agreement (whether in law or in equity, whether in contract or in tort, by statute or otherwise) in any manner permitted by Applicable Law, (ii) agrees that service of process made in accordance with clause (i) or made by nationally recognized overnight courier service guaranteeing overnight delivery, or by registered or certified mail, return receipt requested, at its address specified pursuant to Section 13, will constitute good and valid service of process in any such Legal Proceeding and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Legal Proceeding, any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process.

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(d) Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENTS THAT CANNOT BE WAIVED, EACH OF THE PARTIES HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY OF THE TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN OR AMONG THEM RELATING TO THIS AGREEMENT, ANY ANCILLARY AGREEMENT OR ANY OF THE TRANSACTIONS AND THAT SUCH ACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. EACH PARTY ACKNOWLEDGES THAT NO PARTY HAS AGREED NOT TO ENFORCE THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.

(e) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. In the event that any provision hereof would, under Applicable Law, be invalid or unenforceable in any respect, each party hereto intends that such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, Applicable Law.

(f) Counterparts; Electronic Delivery. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Agreement will become effective when duly executed and delivered by each party hereto. Counterpart signature pages to this Agreement may be delivered by facsimile or electronic delivery (i.e., by email of a .PDF signature page or by DocuSign or similar electronic means) and each such counterpart signature page will constitute an original for all purposes.

(g) Titles and Headings. The titles and captions in this Agreement are for reference purposes only, and shall not in any way define, limit, extend or describe the scope of this Agreement or otherwise affect the meaning or interpretation of this Agreement.

(h) Succession and Assignment; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, each of which such successors and permitted assigns will be deemed to be a party hereto for all purposes hereof. No party may assign, delegate or otherwise transfer, including by operation of law or by merger, either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto, and any attempt to do so will be null and void ab initio. Except as expressly provided herein, this Agreement is for the sole benefit of the parties hereto and their successors and permitted assignees and nothing herein expressed or implied will give or be construed to give any Person, other than the parties hereto and such successors and permitted assignees, any other right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(i) No Ownership Interests. Except as provided in this Agreement, nothing contained in this Agreement shall be deemed to vest in the Company or SPAC any direct or indirect ownership or incidence of ownership of or with respect to any Voting Shares. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Voting Shares shall remain vested in and belong to the Voting Parties. Nothing in this Agreement shall be interpreted as creating or forming a “group” with any other Person for purposes of Rule 13d-5(b)(1) of the Exchange Act or any other similar provision of Applicable Law.

(j) Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(k) Further Assurances. Each party hereto shall execute and deliver such additional documents as may be necessary or desirable to effect the Transactions, on the terms and subject to the conditions set forth in the Transaction Agreements, including this Agreement and the Business Combination Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this SPAC Shareholder Support Agreement as of the date first written above.

COMPANY:

GOODVISION AI INC.

By:
Name:
Title:

SPAC:

CALISA ACQUISITION CORP

By:
Name:
Title:

[Company and SPAC Signature Page to SPAC Shareholder Support Agreement]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Support Agreement as of the date first written above.

VOTING PARTY:

[Print Name of Voting Party]

By:
[Signature]

[Print Name of Signatory, If an Entity]

[Print Title of Signatory, If an Entity]

Voting Shares:

[Voting Party Signature Page to SPAC Shareholder Support Agreement]

Annex A

Voting Shares

Name	Mailing Address & Email Address	SPAC Shares	SPAC Rights
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
[●]	[●]	[●]
TOTAL		[●]	[●]